EXHIBIT 10.10

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 21st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2013 (the “Pooling and Servicing Agreement”), and Cole Taylor Bank, an Illinois corporation (“Cole Taylor”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Cole Taylor (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.            Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.            Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.            Cole Taylor hereby acknowledges the foregoing assignments.

Representations and Warranties

4.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and Cole Taylor as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Cole Taylor with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.            Depositor warrants and represents to, and covenants with, Assignor, Assignee and Cole Taylor that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.            Assignee warrants and represents to, and covenants with, Assignor, Depositor and Cole Taylor that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.            Cole Taylor warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Cole Taylor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Cole Taylor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Cole Taylor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Cole Taylor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Cole Taylor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Cole Taylor or its property is subject. The execution, delivery and performance by Cole Taylor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Cole Taylor. This Agreement has been duly executed and delivered by Cole Taylor and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Cole Taylor enforceable against Cole Taylor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Cole Taylor in connection with the execution, delivery or performance by Cole Taylor of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Cole Taylor Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, Cole Taylor hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Cole Taylor to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.            From and after the date hereof, subject to Section 10 below, Cole Taylor shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Cole Taylor had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. Cole Taylor agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights (and obligations under Section 7.03 in connection with the exercise of such rights) as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) (and obligations under Section 7.03 in connection with the exercise of such rights) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

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(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of Cole Taylor,

Cole Taylor Bank

2350 Green Road, Suite 100

Ann Arbor, MI  48105

Attention: Phil Miller

Tel: (734) 926-2450

Fax: (734) 926-2404

With a copy to

Cole Taylor Bank

9550 W. Higgins Road

Rosemont, IL 960018

Chicago, IL 60606

Attention: General Counsel

Fax: (847) 653-7890

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-4

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)         In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

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(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-4

(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Cole Taylor may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Cole Taylor, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.          The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Cole Taylor hereby consents to such exercise and enforcement.

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19.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.          Master Servicer. Cole Taylor hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Cole Taylor hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Cole Taylor shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39167300, Sequoia Mortgage Trust 2013-4
Distribution Account

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21.         Cole Taylor acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Cole Taylor shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.         Rule 17g-5 Compliance. Cole Taylor hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Cole Taylor in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Cole Taylor shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Cole Taylor, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Cole Taylor or (ii) such Rating Agency’s or NRSRO’s evaluation of Cole Taylor’s operations in general; provided, however, that Cole Taylor shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

COLE TAYLOR BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – Cole Taylor Bank (SEMT 2013-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount
1	1000383	0.002500			Cole Taylor Bank	1022365	1	1	0	7
2	1000383	0.002500			Cole Taylor Bank	6039856	1	1	0	9
3	1000383	0.002500			Cole Taylor Bank	6039898	1	1	0	7
4	1000383	0.002500			Cole Taylor Bank	6040051	1	1	0	9
5	1000383	0.002500			Cole Taylor Bank	6040018	1	1	0	9
6	1000383	0.002500			Cole Taylor Bank	6040627	1	1	0	9
7	1000383	0.002500			Cole Taylor Bank	6039733	1	1	0	9
8	1000383	0.002500			Cole Taylor Bank	6038453	1	1	0	9
9	1000383	0.002500			Cole Taylor Bank	1021703	1	1	0	9
10	1000383	0.002500			Cole Taylor Bank	6039737	1	1	0	9
11	1000383	0.002500			Cole Taylor Bank	6039944	1	1	0	7
12	1000383	0.002500			Cole Taylor Bank	6039913	1	1	0	9
13	1000383	0.002500			Cole Taylor Bank	6039832	1	1	0	9
14	1000383	0.002500			Cole Taylor Bank	6036784	1	1	0	9
15	1000383	0.002500			Cole Taylor Bank	1021440	1	1	0	9
16	1000383	0.002500			Cole Taylor Bank	1021225	1	1	0	9
17	1000383	0.002500			Cole Taylor Bank	6038848	1	1	0	9
18	1000383	0.002500			Cole Taylor Bank	6039091	1	1	0	9
19	1000383	0.002500			Cole Taylor Bank	1021201	1	1	0	9
20	1000383	0.002500			Cole Taylor Bank	6038982	1	1	0	9
21	1000383	0.002500			Cole Taylor Bank	6038777	1	1	0	9
22	1000383	0.002500			Cole Taylor Bank	6038703	1	1	0	9
23	1000383	0.002500			Cole Taylor Bank	6038676	1	1	0	9
24	1000383	0.002500			Cole Taylor Bank	6038315	1	1	0	9
25	1000383	0.002500			Cole Taylor Bank	1019136	1	1	0	9
26	1000383	0.002500			Cole Taylor Bank	6038125	1	1	0	9
27	1000383	0.002500			Cole Taylor Bank	6038341	1	1	0	9
28	1000383	0.002500			Cole Taylor Bank	6038081	1	1	0	9
29	1000383	0.002500			Cole Taylor Bank	6038035	1	1	0	9
30	1000383	0.002500			Cole Taylor Bank	6037848	1	1	0	9
31	1000383	0.002500			Cole Taylor Bank	1020575	1	1	0	9
32	1000383	0.002500			Cole Taylor Bank	6037766	1	1	0	9
33	1000383	0.002500			Cole Taylor Bank	6037700	1	1	0	9
34	1000383	0.002500			Cole Taylor Bank	6037632	1	1	0	9
35	1000383	0.002500			Cole Taylor Bank	6034462	1	1	0	9
36	1000383	0.002500			Cole Taylor Bank	6037259	1	1	0	9
37	1000383	0.002500			Cole Taylor Bank	1020324	1	1	0	9
38	1000383	0.002500			Cole Taylor Bank	1020123	1	1	0	9
39	1000383	0.002500			Cole Taylor Bank	6034965	1	1	0	9
40	1000383	0.002500			Cole Taylor Bank	6036440	1	1	0	9
41	1000383	0.002500			Cole Taylor Bank	1019985	1	1	0	9
42	1000383	0.002500			Cole Taylor Bank	6036352	1	1	0	9
43	1000383	0.002500			Cole Taylor Bank	6035671	1	1	0	9
44	1000383	0.002500			Cole Taylor Bank	1018970	1	1	0	9
45	1000383	0.002500			Cole Taylor Bank	6034035	1	1	0	7
46	1000383	0.002500			Cole Taylor Bank	6034090	1	1	0	7
47	1000383	0.002500			Cole Taylor Bank	1016832	1	1	0	9
48	1000383	0.002500			Cole Taylor Bank	6033968	1	1	0	9
49	1000383	0.002500			Cole Taylor Bank	8002619	1	1	0	9
50	1000383	0.002500			Cole Taylor Bank	6031380	1	1	0	9
51	1000383	0.002500			Cole Taylor Bank	6029570	1	1	0	9
52	1000383	0.002500			Cole Taylor Bank	6039458	1	1	0	9
53	1000383	0.002500			Cole Taylor Bank	1022038	1	1	0	9
54	1000383	0.002500			Cole Taylor Bank	6041151	1	1	0	9
55	1000383	0.002500			Cole Taylor Bank	1021280	1	1	0	9
56	1000383	0.002500			Cole Taylor Bank	6039102	1	1	0	9
57	1000383	0.002500			Cole Taylor Bank	6037367	1	1	0	9
58	1000383	0.002500			Cole Taylor Bank	1020612	1	1	0	9
59	1000383	0.002500			Cole Taylor Bank	6039101	1	1	0	9
60	1000383	0.002500			Cole Taylor Bank	6039759	1	1	0	9
61	1000383	0.002500			Cole Taylor Bank	8004071	1	1	0	9

	12	13	14	15	16	17	18	19	20	21
	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien
1					1	4	0
2					2	4	0
3					2	4	0
4					2	0	0
5					2	0	0
6					2	0	0
7					2	0	0
8					2	0	0
9					1	0	0
10					2	0	0
11					2	0	0
12					2	1	0
13					2	0	0
14					2	4	0
15					1	0	0
16					1	0	0
17					2	0	0
18					2	4	0
19					1	0	0
20					2	0	0
21					2	1	0
22					2	4	0
23					2	0	0
24					2	0	0
25					1	0	0
26					2	4	0
27					2	4	0
28					2	0	0
29					2	1	0
30					2	0	0
31					1	0	0
32					2	4	0
33					2	0	0
34					2	4	0
35					2	4	0
36					2	0	0
37					1	1	0
38					1	4	0
39					2	0	0
40					2	0	0
41					1	0	0
42					2	0	0
43					2	0	0
44					1	0	0
45					2	0	0
46					2	4	0
47					1	4	0
48					2	4	0
49					5	0	0
50					2	0	0
51					2	4	0
52					2	0	0
53					1	0	0
54					2	0	0
55					1	4	0
56					2	0	0
57					2	4	0
58					1	0	0
59					2	4	0
60					2	0	0
61					5	0	0

	22	23	24	25	26	27	28	29	30
	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1	0.00		20130130	522000.00	0.040000	360	360	20130301	1
2	0.00		20130122	575000.00	0.035000	360	360	20130301	1
3	0.00		20130115	648500.00	0.038750	360	360	20130301	1
4	0.00		20130110	973000.00	0.040000	360	360	20130301	1
5	0.00		20130125	927650.00	0.038750	360	360	20130301	1
6	0.00		20130117	687000.00	0.037500	360	360	20130301	1
7	0.00		20130110	960000.00	0.038750	360	360	20130301	1
8	0.00		20130117	668000.00	0.040000	360	360	20130301	1
9	0.00		20130108	638400.00	0.036250	360	360	20130301	1
10	0.00		20130128	702000.00	0.038750	360	360	20130301	1
11	0.00		20121226	658000.00	0.038750	360	360	20130201	1
12	0.00		20130123	850000.00	0.037500	360	360	20130301	1
13	0.00		20130125	772000.00	0.038750	360	360	20130301	1
14	0.00		20130116	747000.00	0.035000	360	360	20130301	1
15	0.00		20121228	985000.00	0.036250	360	360	20130301	1
16	0.00		20130108	995000.00	0.036250	360	360	20130301	1
17	0.00		20130128	910000.00	0.038750	360	360	20130301	1
18	0.00		20130118	1335000.00	0.037500	360	360	20130301	1
19	0.00		20121226	703000.00	0.037500	360	360	20130301	1
20	0.00		20130110	880000.00	0.040000	360	360	20130301	1
21	200000.00		20130107	730000.00	0.038750	360	360	20130301	1
22	0.00		20130117	551000.00	0.038750	360	360	20130301	1
23	0.00		20130109	974000.00	0.038750	360	360	20130301	1
24	200000.00		20130110	704000.00	0.038750	360	360	20130301	1
25	0.00		20121211	461000.00	0.035000	360	360	20130201	1
26	0.00		20130109	858000.00	0.037500	360	360	20130301	1
27	0.00		20121227	551250.00	0.038750	360	360	20130301	1
28	0.00		20130110	716250.00	0.040000	360	360	20130301	1
29	0.00		20130111	950000.00	0.038750	360	360	20130301	1
30	95000.00		20130103	675000.00	0.038750	360	360	20130301	1
31	0.00		20130122	762000.00	0.037500	360	360	20130301	1
32	0.00		20130123	565000.00	0.037500	360	360	20130301	1
33	0.00		20130104	898000.00	0.038750	360	360	20130301	1
34	0.00		20130114	980000.00	0.037500	360	360	20130301	1
35	0.00		20130110	682000.00	0.040000	360	360	20130301	1
36	0.00		20121207	704000.00	0.041250	360	360	20130201	1
37	0.00		20121213	937500.00	0.038750	360	360	20130201	1
38	0.00		20121212	499000.00	0.037500	360	360	20130201	1
39	0.00		20130116	1147640.00	0.033750	360	360	20130301	1
40	0.00		20121219	820000.00	0.040000	360	360	20130201	1
41	0.00		20121226	819000.00	0.040000	360	360	20130201	1
42	0.00		20121210	843000.00	0.042500	360	360	20130201	1
43	0.00		20121210	1377500.00	0.038750	360	360	20130201	1
44	135000.00		20121210	677000.00	0.037500	360	360	20130201	1
45	0.00		20121214	873200.00	0.041250	360	360	20130201	1
46	0.00		20121206	705000.00	0.036250	360	360	20130201	1
47	0.00		20121120	710000.00	0.036250	360	360	20130101	1
48	0.00		20121130	657000.00	0.043750	360	360	20130201	1
49	0.00		20120921	806250.00	0.040000	360	360	20121101	1
50	0.00		20121212	940000.00	0.041250	360	360	20130201	1
51	0.00		20121214	825000.00	0.040000	360	360	20130201	1
52	0.00		20130125	622500.00	0.042500	360	360	20130301	1
53	0.00		20130131	945000.00	0.036250	360	360	20130401	1
54	0.00		20130130	1300000.00	0.036250	360	360	20130401	1
55	0.00		20130117	670000.00	0.037500	360	360	20130301	1
56	0.00		20130124	1230000.00	0.038750	360	360	20130301	1
57	0.00		20130114	1120000.00	0.038750	360	360	20130301	1
58	0.00		20130108	690000.00	0.036250	360	360	20130301	1
59	0.00		20130115	636000.00	0.037500	360	360	20130301	1
60	0.00		20130114	557000.00	0.038750	360	360	20130301	1
61	0.00		20130115	606300.00	0.040000	360	360	20130301	1

	31	32	33	34	35	36	37	38	39	40	41
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin
1	0	0		521247.89	0.040000	2492.11	20130301	0	0
2	0	0		574095.07	0.035000	2582.01	20130301	0	0
3	0	0		647544.62	0.038750	3049.49	20130301	0	0
4	0	0		971598.08	0.040000	4645.25	20130301	0	0
5	0	0		926283.39	0.038750	4362.15	20130301	0	0
6	0	0		685965.28	0.037500	3181.60	20130301	0	0
7	0	0		958585.72	0.038750	4514.28	20130301	0	0
8	0	0		667037.54	0.040000	3189.13	20130301	0	0
9	0	0		637417.07	0.036250	2911.43	20130301	0	0
10	0	0		700965.82	0.038750	3301.06	20130301	0	0
11	0	0		656058.13	0.038750	3094.16	20130301	0	0
12	0	0		848719.77	0.037500	3936.48	20130301	0	0
13	0	0		770862.69	0.038750	3630.23	20130301	0	0
14	0	0		745824.39	0.035000	3354.36	20130301	0	0
15	0	0		983483.41	0.036250	4492.11	20130301	0	0
16	0	0		993468.02	0.036250	4537.71	20130301	0	0
17	0	0		908659.38	0.038750	4279.16	20130301	0	0
18	0	0		1332989.29	0.037500	6182.59	20130301	0	0
19	0	0		701941.18	0.037500	3255.70	20130301	0	0
20	0	0		878732.08	0.040000	4201.25	20130301	0	0
21	0	0		728924.56	0.038750	3432.73	20130301	0	0
22	0	0		550188.26	0.038750	2591.01	20130301	0	0
23	0	0		972565.10	0.038750	4580.11	20130301	0	0
24	0	0		702962.86	0.038750	3310.47	20130301	0	0
25	0	0		459546.85	0.035000	2070.10	20130301	0	0
26	0	0		856011.71	0.037500	3973.53	20130301	0	0
27	0	0		550437.90	0.038750	2592.18	20130301	0	0
28	0	0		715218.01	0.040000	3419.49	20130301	0	0
29	0	0		948600.02	0.038750	4467.25	20130301	0	0
30	0	0		674005.59	0.038750	3174.10	20130301	0	0
31	0	0		760852.31	0.037500	3528.94	20130301	0	0
32	0	0		564149.03	0.037500	2616.60	20130301	0	0
33	0	0		896677.06	0.038750	4222.73	20130301	0	0
34	0	0		978523.97	0.037500	4538.53	20130301	0	0
35	0	0		680996.09	0.040000	3255.97	20130301	0	0
36	0	0		702012.72	0.041250	3411.93	20130301	0	0
37	0	0		934733.28	0.038750	4408.47	20130301	0	0
38	0	0		497494.51	0.037500	2310.95	20130301	0	0
39	0	0		1145794.07	0.033750	5073.67	20130301	0	0
40	0	0		817632.58	0.040000	3914.81	20130301	0	0
41	0	0		816636.01	0.040000	3910.03	20130301	0	0
42	0	0		840318.84	0.042500	4147.05	20130301	0	0
43	0	0		1373433.65	0.038750	6477.52	20130301	0	0
44	0	0		674957.49	0.037500	3135.29	20130301	0	0
45	0	0		870734.43	0.041250	4231.96	20130301	0	0
46	0	0		702824.72	0.036250	3215.16	20130301	0	0
47	0	0		706710.58	0.036250	3237.96	20130301	0	0
48	0	0		655226.80	0.043750	3280.30	20130301	0	0
49	0	0		800251.50	0.040000	3849.16	20130301	0	0
50	0	0		937345.99	0.041250	4555.71	20130301	0	0
51	0	0		822618.29	0.040000	3938.68	20130301	0	0
52	0	0		621642.36	0.042500	3062.33	20130301	0	0
53	0	0		945000.00	0.036250	4309.68	20130301	0	0
54	0	0		1300000.00	0.036250	5928.67	20130301	0	0
55	0	0		668990.88	0.037500	3102.87	20130301	0	0
56	0	0		1228187.96	0.038750	5783.92	20130301	0	0
57	0	0		1118350.01	0.038750	5266.66	20130301	0	0
58	0	0		688937.63	0.036250	3146.75	20130301	0	0
59	0	0		635042.08	0.037500	2945.42	20130301	0	0
60	0	0		556179.43	0.038750	2619.22	20130301	0	0
61	0	0		605426.43	0.040000	2894.57	20130301	0	0

	42	43	44	45	46	47	48	49	50	51	52
	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61

	53	54	55	56	57	58	59	60	61	62	63
	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61

	64	65	66	67	68	69	70	71	72	73
	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment
1				0		174	2		0
2				0		494	2		0
3				0		677	1		0
4				0		700	1		0
5				0		549	1		0
6				0		697	2		0
7				0		115	2		0
8				0		553	2		1
9				0		471	2		0
10				0		469	2		0
11				0		361	2		1
12				0		259	1		1
13				0		460	1		1
14				0		327	1		0
15				0		536	1		0
16				0		432	1		0
17				0		685	2		0
18				0		92	1		0
19				0		576	1		0
20				0		306	3		0
21				0		64	1		0
22				0		301	3		0
23				0		598	1		0
24				0		689	1		0
25				0		433	3		0
26				0		127	4		1
27				0		331	1		0
28				0		575	1		0
29				0		133	2		0
30				0		330	1		0
31				0		708	1		0
32				0		214	2		1
33				0		262	1		0
34				0		268	1		1
35				0		202	1		0
36				0		709	1		0
37				0		336	1		0
38				0		318	1		0
39				0		334	1		0
40				0		455	1		0
41				0		281	1		1
42				0		89	1		0
43				0		96	1		0
44				0		131	1		1
45				0		176	1		0
46				0		72	3		1
47				0		675	1		0
48				0		478	3		0
49				0		280	1		0
50				0		58	1		0
51				0		34	1		0
52				0		224	2		0
53				0		713	1		0
54				0		635	1		1
55				0		657	2		0
56				0		686	1		0
57				0		493	3		0
58				0		303	1		0
59				0		260	2		0
60				0		319	1		1
61				0		230	1		0

	74	75	76	77	78	79	80	81	82	83	84
	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion
1	18.5		0	1
2	15	8	1	1
3	2	9.5	0	1
4	13	3	2	1
5	6.5	11	1	1
6	8	6	3	1
7	1		3.5	1
8	20	20	31	1
9	11	15	2.5	1
10	5.5	6.5	3.5	1
11	16	9	0	1
12	4	5	5	1
13	24		1	1
14	0		3	1
15	3		1.25	1
16	25	15	2	1
17	4		2.5	1
18	5	0	3	1
19	0	0.25	2	1
20	0		1.5	1
21	3.75		6	1
22	8	0	1.5	1
23	24		14	1
24	4	5	3	1
25	28		11	1
26	15	15	0.5	1
27	7		6.5	1
28	4	3	4	1
29	0.5	13	8.25	1
30	10		20	1
31	2.5	4	1.25	1
32	25		15	1
33	5		18	1
34	0.5	13	1.5	1
35	7	17	14	1
36	13		7	1
37	13		4.25	1
38	7.75		3	1
39	10	16	1.5	1
40	32	4	4	1
41	13		7	1
42	4	32	25	1
43	4	10	7	1
44	15		17	1
45	18		0	1
46	2	2	0	1
47	16		1.5	1
48	15		1.5	1
49	5		1	1
50	1.75		8	1
51	8		5	1
52	8		3	1
53	2	1.5	1.25	1
54	5		2	1
55	15		8.25	1
56	4		3	1
57	20	0.01	2	1
58	4.5	1.8	1.1	1
59	10	12	4	1
60	7		5	1
61	6		0	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1	789
2	770
3	776
4	807
5	793
6	788
7	788
8	774
9	782
10	779
11	728
12	789
13	735
14	762
15	786
16	772
17	791
18	792
19	777
20	794
21	808
22	755
23	787
24	786
25	775
26	790
27	788
28	794
29	782
30	747
31	746
32	793
33	808
34	785
35	722
36	786
37	802
38	808
39	807
40	773
41	799
42	768
43	801
44	799
45	755
46	722
47	739
48	790
49	784
50	767
51	762
52	762
53	764
54	807
55	780
56	805
57	793
58	721
59	797
60	740
61	737

	97	98	99	100	101	102	103	104
	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income
1	000000000000			16493.92	0.00	7830.00	0.00	16493.92
2	000000000000			0.00	0.00	19531.92	0.00	0.00
3	000000000000			9204.17	8954.57	0.00	0.00	25992.07
4	000000000000			9271.92	6100.68	0.00	0.00	15372.60
5	000000000000			8932.59	7628.40	0.00	0.00	16560.99
6	000000000000			9727.36	11000.00	0.00	0.00	20727.36
7	000000000000			12500.00		6183.00		12500.00
8	000000000000			1808.33	10663.00	0.00	0.00	12471.33
9	000000000000			9588.36	7650.75	0.00	0.00	17239.11
10	000000000000			7735.89	13274.00	0.00	0.00	21009.89
11	000000000000			15692.36	3537.96	0.00	0.00	19230.32
12	000000000000			14901.25	1665.00	0.00	0.00	16566.25
13	000000000000			34730.09	0.00	0.00	0.00	34730.09
14	000000000000			21666.67	0.00	0.00	0.00	21666.67
15	000000000000			18333.33		8597.91		18333.33
16	000000000000			13762.67	3223.41	0.00	0.00	16986.08
17	000000000000			23333.34		0.00		23333.34
18	000000000000			24999.99	0.00	0.00	0.00	24999.99
19	000000000000			0.00	22386.75	0.00	0.00	22386.75
20	000000000000			17500.00	0.00	0.00	0.00	17500.00
21	000000000000			10833.34	0.00	10879.33	0.00	10833.34
22	000000000000			6365.42	13333.33	0.00	0.00	19698.75
23	000000000000			35548.67	0.00	0.00	0.00	35548.67
24	000000000000			9371.98	11867.00	0.00	0.00	21238.98
25	000000000000			8885.87	0.00	2319.20	0.00	8885.87
26	000000000000			17606.78	1083.33	0.00	0.00	18690.11
27	000000000000			16666.57	0.00	0.00	0.00	16666.57
28	000000000000			33750.00	16233.34	0.00	0.00	49983.34
29	000000000000			66666.69	22500.00	0.00	0.00	89166.69
30	000000000000			4861.11		28541.00		4861.11
31	000000000000			9010.00	9545.60	0.00	0.00	18555.60
32	000000000000			21541.66		0.00		21541.66
33	000000000000			1052.38		16565.20		1052.38
34	000000000000			11250.00	16285.65	0.00	0.00	27535.65
35	000000000000			14928.00	4673.30	0.00	0.00	19601.30
36	000000000000			21782.52	0.00	0.00	0.00	21782.52
37	000000000000			57657.62	0.00	0.00	0.00	57657.62
38	000000000000			14025.00		0.00		14025.00
39	000000000000			33683.33	28038.00	0.00	0.00	61721.33
40	000000000000			1154.45	1325.98	7941.13	3770.00	2480.43
41	000000000000			2245.75	707.50	12974.21	0.00	2953.25
42	000000000000			32282.36	18578.22	0.00	0.00	50860.58
43	000000000000			16666.66	0.00	37500.00	0.00	16666.66
44	000000000000			24126.92		0.00		24126.92
45	000000000000			14382.70		16911.83		14382.70
46	000000000000			30046.50	2600.00	0.00	0.00	32646.50
47	000000000000			27500.00		0.00		27500.00
48	000000000000			15108.08		2917.25		15108.08
49	000000000000			20833.34		0.00		20833.34
50	000000000000			18750.00		0.00		18750.00
51	000000000000			20833.33		48423.46		20833.33
52	000000000000			6550.42		8353.21		6550.42
53	000000000000			9348.31	9437.50	0.00	0.00	18785.81
54	000000000000			36000.00		0.00		36000.00
55	000000000000			12913.11		0.00		12913.11
56	000000000000			28510.61	0.00	0.00	0.00	28510.61
57	000000000000			60861.33		0.00	0.00	60861.33
58	000000000000			0.00	14166.66	0.00	0.00	14166.66
59	000000000000			8294.50	9608.34	-383.38	0.00	17902.84
60	000000000000			10833.33		10821.08		10833.33
61	000000000000			14875.00		0.00		14875.00

	105	106	107	108	109	110	111	112	113
	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves
1	24323.92	1	5		3		4		115359.49
2	19531.92	1	5		3		4		310201.13
3	25992.07	1	5		3		4		267978.49
4	15372.60	1	5		3		4		81879.75
5	16560.99	1	5		3		4		74438.86
6	20727.36	1	5		3		4		65121.92
7	18683.00	1	5		3		4		1762539.40
8	12471.33	1	4		3		4		2061834.19
9	17239.11	1	5		3		4		107393.19
10	21009.89	1	5		3		4		189161.02
11	19230.32	1	5		3		4		48670.64
12	16566.25	1	5		3		4		594000.46
13	34730.09	1	5		3		4		107034.05
14	21666.67	1	5		3		4		131602.57
15	26931.24	1	5		3		4		514690.39
16	16986.08	1	5		3		4		598493.75
17	23333.34	1	5		3		4		92524.51
18	24999.99	1	5		3		4		1002945.43
19	22386.75	1	5		3		4		87078.75
20	17500.00	1	5		3		4		1622941.18
21	21712.67	1	5		3		4		163139.86
22	19698.75	1	5		3		4		149097.09
23	35548.67	1	5		3		4		134861.30
24	21238.98	1	5		3		4		108975.41
25	11205.07	1	5		3		4		427509.28
26	18690.11	1	5		3		4		597265.42
27	16666.57	1	5		3		4		863000.91
28	49983.34	1	5		3		4		172782.04
29	89166.69	1	5		3		4		508708.52
30	33402.11	1	5		3		4		197780.05
31	18555.60	1	5		3		4		169783.51
32	21541.66	1	5		3		4		473128.16
33	17617.58	1	5		3		4		770491.73
34	27535.65	1	5		3		4		152145.98
35	19601.30	1	5		3		4		110583.21
36	21782.52	1	5		3		4		509448.32
37	57657.62	1	5		3		4		319901.02
38	14025.00	1	5		3		4		99074.32
39	61721.33	1	5		3		4		363990.48
40	14191.56	1	5		3		4		112841.56
41	15927.46	1	5		3		4		2043653.55
42	50860.58	1	5		3		4		261116.20
43	54166.66	1	5		3		4		250833.22
44	24126.92	1	5		3		4		217539.87
45	31294.53	1	5		3		4		51923.62
46	32646.50	1	5		3		4		198719.72
47	27500.00	1	5		3		4		109043.27
48	18025.33	1	5		3		4		283548.61
49	20833.34	1	5		3		4		46306.25
50	18750.00	1	5		3		4		217273.43
51	69256.79	1	5		3		4		136967.05
52	14903.63	1	5		3		4		1482378.59
53	18785.81	1	5		3		4		50743.98
54	36000.00	1	5		3		4		416718.35
55	12913.11	1	5		3		4		87079.42
56	28510.61	1	5		3		4		417000.89
57	60861.33	1	5		3		4		2337100.82
58	14166.66	1	5		3		4		82712.11
59	17519.46	1	5		3		4		148819.00
60	21654.41	1	5		3		4		49745.66
61	14875.00	1	5		3		4		67859.30

	114	115	116	117	118	119	120	121	122
	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type
1	7929.74	0.326006			100.000000	COMMERCE TOWNSHIP	MI	48382	7
2	5583.34	0.285857				ABERDEEN	WA	98520	1
3	7437.66	0.286151			100.000000	WALPOLE	MA	02032	1
4	6014.05	0.391219				San Marino	CA	91108	1
5	5876.62	0.354847				MILLBRAE	CA	94030	7
6	6654.27	0.321038				FREMONT	CA	94539	1
7	8138.48	0.435609				MENLO PARK	CA	94025	1
8	3949.40	0.316678				LA JOLLA	CA	92037	1
9	4997.53	0.289895				ENCINITAS	CA	92024	1
10	5616.38	0.267321				REDWOOD CITY	CA	94065	7
11	5258.68	0.273458			100.000000	Watsonville	CA	95076	1
12	5231.16	0.315772				WESTPORT	CT	06880	1
13	7827.29	0.225375				DALLAS	TX	75225	1
14	5644.08	0.260496				SAMMAMISH	WA	98074	7
15	8311.36	0.308614				Rolling Hills Estates	CA	90274	1
16	6090.55	0.358561				Manhattan Beach	CA	90266	1
17	9301.79	0.398648				MENLO PARK	CA	94025	1
18	8445.07	0.337803				CUPERTINO	CA	95014	1
19	6487.12	0.289775				Rolling Hills Estates	CA	90274	7
20	6014.72	0.343698				POWAY	CA	92064	7
21	5170.89	0.238151				Westport	CT	06880	1
22	6592.27	0.334654				HINSDALE	IL	60521	1
23	5710.89	0.160650				LA CANADA FLINTRIDGE	CA	91011	1
24	6786.55	0.319533				Mountain View	CA	94040	1
25	4162.78	0.371509				MIAMI BEACH	FL	33139	1
26	5682.60	0.304043				BROOKLYN	NY	11210	1
27	5294.42	0.317667				Pittsburgh	PA	15215	1
28	6767.34	0.135392				REDLANDS	CA	92373	1
29	13657.93	0.153173				Woodbridge	CT	06525	1
30	5223.12	0.156371				Sausalito	CA	94965	1
31	5028.73	0.271009				SAN FRANCISCO	CA	94116	1
32	6535.70	0.303398				WINNETKA	IL	60093	1
33	7081.42	0.401952				KENILWORTH	IL	60043	1
34	6197.12	0.225058				NEWPORT BEACH	CA	92660	1
35	7558.26	0.385600				SCARSDALE	NY	10583	1
36	4870.42	0.223593				Seattle	WA	98119	1
37	7464.47	0.129462				Naperville	IL	60540	1
38	4329.69	0.308712				NORTHBROOK	IL	60062	1
39	7048.70	0.114202				SAN DIEGO	CA	92103	1
40	5315.72	0.374569				SOLANA BEACH	CA	92075	1
41	7100.10	0.445777				CHICAGO	IL	60611	4
42	6783.68	0.133378				Los Angeles	CA	90034	1
43	12236.90	0.225912				New Canaan	CT	06840	1
44	4619.29	0.191458				Richmond	VA	23225	1
45	8730.45	0.278977			100.000000	Gibsonia	PA	15044	7
46	10811.28	0.331162			100.000000	Massapequa	NY	11758	1
47	5016.06	0.182402				SANDY SPRING	MD	20860	7
48	3934.19	0.218259				Bellevue	WA	98004	7
49	5999.34	0.287968				Dallas	TX	75209	1
50	6430.29	0.342949				Newton	MA	02459	1
51	6204.58	0.089588				Westfield	NJ	07090	1
52	6015.16	0.403604				Raleigh	NC	27609	1
53	6108.83	0.325183				MOUNTAIN VIEW	CA	94040	1
54	8244.65	0.229018				NEWPORT COAST	CA	92657	7
55	3847.94	0.297987				LEXINGTON	MA	02421	1
56	8486.67	0.297667				OAKLAND	CA	94610	1
57	13831.95	0.227270				Renton	WA	98056	7
58	4396.62	0.310350				FREMONT	CA	94536	1
59	6804.21	0.388380				WESTPORT	CT	06880	1
60	8263.32	0.381600				BLOOMFIELD HILLS	MI	48301	1
61	4574.51	0.307530				ATLANTA	GA	30327	1

	123	124	125	126	127	128	129	130	131	132
	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date
1	1	696000.00	705000.00	3	20130105
2	1		865000.00	3	20121227
3	1	926438.00	935000.00	3	20121129
4	1		1365000.00	3	20120920
5	1		1340000.00	3	20130107
6	1		1060000.00	3	20121218
7	1		2150000.00	3	20121219
8	1		1500000.00	3	20121211
9	1		912000.00	3	20121223
10	1		1250000.00	3	20130109
11	1	940000.00	940000.00	3	20121126
12	1		1900000.00	3	20130102
13	1		1840000.00	3	20121212
14	1		1040000.00	3	20121212
15	1		1600000.00	3	20121206
16	1		1450000.00	3	20121205
17	1		1580000.00	3	20130105
18	1		2200000.00	3	20130105
19	1		1450000.00	3	20121128
20	1		1260000.00	3	20121214
21	1		1600000.00	3	20121129
22	1		735000.00	3	20121204
23	1		1487000.00	3	20121213
24	1		1500000.00	3	20121211
25	1		926000.00	3	20121019
26	1		3300000.00	3	20121204
27	1		735000.00	3	20121205
28	1		955000.00	3	20121002
29	1		1280000.00	3	20121201
30	1		1383000.00	3	20121116
31	1		1100000.00	3	20121113
32	1		1325000.00	3	20121126
33	1		1564000.00	3	20121203
34	1		1660000.00	3	20121129
35	1		1560000.00	3	20121006
36	1		1220000.00	3	20121113
37	1		1250000.00	3	20121112
38	1		764000.00	3	20121109
39	1		1650000.00	3	20121015
40	1		1311000.00	3	20121108
41	1		2225000.00	3	20121101
42	1		1250000.00	3	20121101
43	1		3100000.00	3	20121025
44	1		977000.00	3	20121027
45	1	1164300.00	1170000.00	3	20121026
46	1	940000.00	950000.00	3	20121106
47	1		1050000.00	3	20121011
48	1		1000000.00	3	20121002
49	1		1075000.00	3	20120724
50	1		1450000.00	3	20120904
51	1		1510000.00	3	20120823
52	1		830000.00	3	20130103
53	1		1410000.00	3	20121227
54	1		2100000.00	3	20121226
55	1		1000000.00	3	20121212
56	1		1725000.00	3	20121203
57	1		1600000.00	3	20121217
58	1		1050000.00	3	20121120
59	1		1050000.00	3	20121203
60	1		930000.00	3	20121207
61	1		900000.00	3	20121214

	133	134	135	136	137	138	139	140	141	142
	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1			0.750000	0.750000	0	0	0
2			0.664700	0.664700	0	0	0
3			0.699900	0.699900	0	0	0
4			0.712800	0.712800	0	0	0
5			0.692200	0.692200	0	0	0
6			0.648100	0.648100	0	0	0
7			0.446500	0.446500	0	0	0
8			0.445300	0.445300	0	0	0
9			0.700000	0.700000	0	0	0
10			0.561600	0.561600	0	0	0
11			0.700000	0.700000	0	0	0
12			0.447300	0.447300	0	0	0
13			0.419500	0.419500	0	0	0
14			0.718200	0.718200	0	0	0
15			0.615600	0.615600	0	0	0
16			0.686200	0.686200	0	0	0
17			0.575900	0.575900	0	0	0
18			0.606800	0.606800	0	0	0
19			0.484800	0.484800	0	0	0
20			0.698400	0.698400	0	0	0
21			0.581200	0.456200	0	0	0
22			0.749600	0.749600	0	0	0
23			0.655000	0.655000	0	0	0
24			0.602600	0.469300	0	0	0
25			0.497800	0.497800	0	0	0
26			0.260000	0.260000	0	0	0
27			0.750000	0.750000	0	0	0
28			0.750000	0.750000	0	0	0
29			0.742100	0.742100	0	0	0
30			0.556700	0.488000	0	0	0
31			0.692700	0.692700	0	0	0
32			0.426400	0.426400	0	0	0
33			0.574100	0.574100	0	0	0
34			0.590300	0.590300	0	0	0
35			0.437100	0.437100	0	0	0
36			0.577000	0.577000	0	0	0
37			0.750000	0.750000	0	0	0
38			0.653100	0.653100	0	0	0
39			0.695500	0.695500	0	0	0
40			0.625400	0.625400	0	0	0
41			0.368000	0.368000	0	0	0
42			0.674400	0.674400	0	0	0
43			0.444300	0.444300	0	0	0
44			0.831100	0.692900	0	0	0
45			0.749900	0.749900	0	0	0
46			0.750000	0.750000	0	0	0
47			0.676100	0.676100	0	0	0
48			0.657000	0.657000	0	0	0
49			0.750000	0.750000	0	0	0
50			0.648200	0.648200	0	0	0
51			0.546300	0.546300	0	0	0
52			0.750000	0.750000	0	0	0
53			0.670200	0.670200	0	0	0
54			0.619000	0.619000	0	0	0
55			0.670000	0.670000	0	0	0
56			0.713000	0.713000	0	0	0
57			0.700000	0.700000	0	0	0
58			0.657100	0.657100	0	0	0
59			0.605700	0.605700	0	0	0
60			0.598900	0.598900	0	0	0
61			0.673600	0.673600	0	0	0

	143	144	145	146	147	148	149	150	151
	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount
1								18.5		0
2								20	16	0
3								12	15	0
4								13	9	0
5								14	15	0
6								10	10	0
7								22		0
8								25	25	0
9								11	17	0
10								20	17	0
11								31	9	0
12								20	5	0
13								24		0
14								10		0
15								30		0
16								25	20	0
17								8		0
18								19	14	0
19								0	7	0
20								20		0
21								12		15000
22								8	10	0
23								29		0
24								8	10	200000
25								28		0
26								15	15	0
27								30		0
28								12	10	0
29								14	14	0
30								30		95000
31								12	9	0
32								25		0
33								21		0
34								14	14	0
35								17	17	0
36								13		0
37								18		0
38								14		0
39								10	16	0
40								32	4	0
41								13		0
42								38	32	0
43								11	10	0
44								39		97255
45								18		0
46								15	15	0
47								20		0
48								15		0
49								6		0
50								15		0
51								17		0
52								8.75		0
53								6	6	0
54								12		0
55								20		0
56								11		0
57								30	0.01	0
58								7	7	0
59								10	12	0
60								7		0
61								7		0

	162	163	164	165	166	167	168	169	170	171
	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	20430201	16493.92	7830	0	0	0	0	Full	Two Years	Two Months
2	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
3	20430201	9204.17	0	0	8954.57	0	0	Full	Two Years	Two Months
4	20430201	9271.92	0	0	6100.68	0	0	Full	Two Years	Two Months
5	20430201	8932.59	0	0	7628.4	0	0	Full	Two Years	Two Months
6	20430201	9727.36	0	0	11000	0	0	Full	Two Years	Two Months
7	20430201	12500	0	0	0	0	0	Full	Two Years	Two Months
8	20430201	1808.33	0	0	10663	0	0	Full	Two Years	Two Months
9	20430201	9588.36	0	0	7650.75	0	0	Full	Two Years	Two Months
10	20430201	7735.89	0	0	13274	0	0	Full	Two Years	Two Months
11	20430101	15692.36	0	0	3537.96	0	0	Full	Two Years	Two Months
12	20430201	14901.25	0	0	1665	0	0	Full	Two Years	Two Months
13	20430201	34730.09	0	0	0	0	0	Full	Two Years	Two Months
14	20430201	21666.67	0	0	0	0	0	Full	Two Years	Two Months
15	20430201	18333.33	8597.91	0	0	0	0	Full	Two Years	Two Months
16	20430201	13762.67	0	0	3223.41	0	0	Full	Two Years	Two Months
17	20430201	23333.34	0	0	0	0	0	Full	Two Years	Two Months
18	20430201	24999.99	0	0	0	0	0	Full	Two Years	Two Months
19	20430201	0	0	0	22386.75	0	0	Full	Two Years	Two Months
20	20430201	17500	0	0	0	0	0	Full	Two Years	Two Months
21	20430201	10833.34	10879.33	0	0	0	0	Full	Two Years	Two Months
22	20430201	6365.42	0	0	13333.33	0	0	Full	Two Years	Two Months
23	20430201	35548.67	0	0	0	0	0	Full	Two Years	Two Months
24	20430201	9371.98	0	0	11867	0	0	Full	Two Years	Two Months
25	20430101	8885.87	0	0	0	0	0	Full	Two Years	Two Months
26	20430201	17606.78	0	0	1083.33	0	0	Full	Two Years	Two Months
27	20430201	16666.57	0	0	0	0	0	Full	Two Years	Two Months
28	20430201	33750	0	0	16233.34	0	0	Full	Two Years	Two Months
29	20430201	66666.69	0	0	22500	0	0	Full	Two Years	Two Months
30	20430201	4861.11	0	28541	0	0	0	Full	Two Years	Two Months
31	20430201	9010	0	0	9545.6	0	0	Full	Two Years	Two Months
32	20430201	21541.66	0	0	0	0	0	Full	Two Years	Two Months
33	20430201	1052.38	0	0	0	0	0	Full	Two Years	Two Months
34	20430201	11250	0	0	16285.65	0	0	Full	Two Years	Two Months
35	20430201	14928	0	0	4673.3	0	0	Full	Two Years	Two Months
36	20430101	21782.52	0	0	0	0	0	Full	Two Years	Two Months
37	20430101	57657.62	0	0	0	0	0	Full	Two Years	Two Months
38	20430101	14025	0	0	0	0	0	Full	Two Years	Two Months
39	20430201	33683.33	0	0	28038	0	0	Full	Two Years	Two Months
40	20430101	1154.45	0	0	1325.98	0	0	Full	Two Years	Two Months
41	20430101	2245.75	0	0	707.5	0	0	Full	Two Years	Two Months
42	20430101	32282.36	0	0	18578.22	0	0	Full	Two Years	Two Months
43	20430101	16666.66	37500	0	0	0	0	Full	Two Years	Two Months
44	20430101	24126.92	0	0	0	0	0	Full	Two Years	Two Months
45	20430101	14382.7	5354.58	11557.25	0	0	0	Full	Two Years	Two Months
46	20430101	30046.5	0	0	2600	0	0	Full	Two Years	Two Months
47	20421201	27500	0	0	0	0	0	Full	Two Years	Two Months
48	20430101	15108.08	2917.25	0	0	0	0	Full	Two Years	Two Months
49	20421001	20833.34	0	0	0	0	0	Full	Two Years	Two Months
50	20430101	18750	0	0	0	0	0	Full	Two Years	Two Months
51	20430101	20833.33	48423.46	0	0	0	0	Full	Two Years	Two Months
52	20430201	6550.42	0	0	0	0	0	Full	Two Years	Two Months
53	20430301	9348.31	0	0	9437.5	0	0	Full	Two Years	Two Months
54	20430301	36000	0	0	0	0	0	Full	Two Years	Two Months
55	20430201	12913.11	0	0	0	0	0	Full	Two Years	Two Months
56	20430201	28510.61	0	0	0	0	0	Full	Two Years	Two Months
57	20430201	60861.33	0	0	0	0	0	Full	Two Years	Two Months
58	20430201	0	0	0	14166.66	0	0	Full	Two Years	Two Months
59	20430201	8294.5	0	0	9608.34	0	0	Full	Two Years	Two Months
60	20430201	10833.33	0	0	0	0	0	Full	Two Years	Two Months
61	20430201	14875	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.9